Exhibit 23

	CONSENT OF EXPERTS
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[Kemper CPA Group LLC Letterhead]









CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement Nos. 333-3946 and 333-3948 of Home Building Bancorp, Inc. on Form
S-8, of our report dated December 26, 1997 contained in the Annual Report to Shareholders under Exhibit 13 to Home Building Bancorp, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997.



/s/ Kemper CPA Group LLC

KEMPER CPA GROUP LLC

Mt. Carmel, Illinois
December 26, 1997